NORTHERN FUNDS

NORTHERN EQUITY INDEX FUNDS

STATEMENT OF ADDITIONAL INFORMATION

SUPPLEMENT DATED AUGUST 24, 2012 TO STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2012

The following replaces the first paragraph under “ADDITIONAL INVESTMENT INFORMATION —Investment Objectives and Strategies” on page 3 of the SAI:

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objectives of the Stock Index Fund, International Equity Index Fund and Small Cap Index Fund may not be changed without the vote of the majority of the Fund’s outstanding shares. The investment objectives of all of the other Funds may be changed without the vote of the majority of the Funds’ outstanding Shares. Except as expressly noted below, however, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.